Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
ROSALIND G. BREWER
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

James O. Ellis, Jr.
JAMES O. ELLIS, JR.
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. McCORKINDALE
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS
Director

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS
Chairman of the Board and Chief Executive Officer

November 15, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER
Executive Vice President and Chief Financial Officer

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik
CHRISTOPHER E. KUBASIK
President and Chief Operating Officer

October 28, 2011

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, David A. Dedman and Matthew C. Dow, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of Lockheed Martin Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock and other securities to be issued under the Lockheed Martin Direct Invest plan, a direct stock purchase and dividend reinvestment program, and to file the same, with all exhibits thereto and other supporting documents, with the Commission.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Gregoire
CHRISTOPHER J. GREGOIRE
Vice President and Controller (Chief Accounting Officer)

October 31, 2011